[Exhibit 25.1]

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                   ------------------------------------------

              CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                    A TRUSTEE PURSUANT TO SECTION 305(b)(2)

                   ------------------------------------------

                              THE BANK OF NEW YORK
              (Exact name of trustee as specified in its charter)

NEW YORK                                                              13-5160382
(State of incorporation                                         (I.R.S. employer
if not a national bank)                                      identification No.)

1 WALL STREET                                                              10286
NEW YORK, NEW YORK                                                    (Zip Code)
(Address of principal executive offices)

                                Michael Shepherd
                                General Counsel
                                One Wall Street
                                   15th Floor
                            New York, New York 10286
                               Tel: 212 635-6748

           (Name, address and telephone number of agent for service)

           ---------------------------------------------------------

                         PERMANENT FINANCING (NO.6) PLC
              (Exact name of obligor as specified in its charter)

ENGLAND AND WALES                                               (I.R.S. employer
(State or other jurisdiction of                              identification No.)
incorporation or organization)

Blackwell House
Guildhall Yard
London EC2V 5AE
England                                                               (Zip Code)

(Address of principal executive offices)

                  -------------------------------------------
          $1,000,000,000 SERIES 1 CLASS A FLOATING RATE NOTES DUE 2005
           $35,800,000 SERIES 1 CLASS B FLOATING RATE NOTES DUE 2042
           $34,700,000 SERIES 1 CLASS C FLOATING RATE NOTES DUE 2042
          $1,000,000,000 SERIES 2 CLASS A FLOATING RATE NOTES DUE 2011
           $35,800,000 SERIES 2 CLASS B FLOATING RATE NOTES DUE 2042
           $34,700,000 SERIES 2 CLASS C FLOATING RATE NOTES DUE 2042
        [GBP]1,000,000,000 SERIES 3 CLASS A FLOATING RATE NOTES DUE 2032
         [GBP]35,300,000 SERIES 3 CLASS B FLOATING RATES NOTES DUE 2042
         [GBP]34,200,000 SERIES 3 CLASS C FLOATING RATE NOTES DUE 2042
        [EURO]750,000,000 SERIES 4 CLASS A FLOATING RATE NOTES DUE 2042
         [EURO]26,100,000 SERIES 4 CLASS B FLOATING RATE NOTES DUE 2042
         [EURO]26,100,000 SERIES 4 CLASS C FLOATING RATE NOTES DUE 2042 [GBP]500,000,000 SERIES 5 CLASS A1 FLOATING RATE NOTE DUE 2042 [GBP]500,000,000 SERIES 5 CLASS A2 FLOATING RATE NOTE DUE 2042
          [GBP]34,800,000 SERIES 5 CLASS B FLOATING RATE NOTE DUE 2042 [GBP]33,700,000 SERIES 5 CLASS C FLOATING RATE NOTE DUE 2042

                      (Title of the indenture securities)
                      -----------------------------------

                                    GENERAL

ITEM 1. GENERAL INFORMATION.

        FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

        (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

             Superintendent of Banks of the State of New York, 2 Rector Street, New York, New York 10006 and Albany, New York, 12203.

             Federal Reserve Bank of New York, District No. 2, 33 Liberty Plaza, New York, New York, 10045

             Federal Deposit Insurance Corporation, Washington, D.C., 20429.

             New York Clearing House Association New York, New York 10005

        (B)  WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.
             Yes.

ITEM 2. AFFILIATIONS WITH THE OBLIGOR.

        IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

        None.

ITEM 16. LIST OF EXHIBITS

         LIST BELOW ALL EXHIBITS FILED AS A PART OF THIS STATEMENT OF
         ELIGIBILITY.

     EXHIBITS IDENTIFIED IN PARANTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE 'ACT') AND 17 C.F.R. 229.10(D)

     1. A copy of the Organization Certificate of the Trustee (The Bank of New York, formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibit 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to form T-1 filed with Registration Statement No. 33-29637)

     2. None; Certificate of Authority being contained in the documents identified above as Exhibit 1.

     3. None, authorization to exercise corporate trust powers being contained in the documents identified above as Exhibit 1.

     4. A copy of the existing By-Laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019)

     5.   Not applicable.

     6.   The  consent of the  Trustee  required  by Section  321(b) of the Act.
          (Exhibit  6  to  Form  T-1  filed  with  Registration   Statement  No.
          33-440501)

     7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

     8.   Not applicable.

     9.   Not applicable.








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

                                   SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized in the City of London in the United Kingdom, on the 1st November, 2004


                                            THE BANK OF NEW YORK

                                            By: /s/ Kate Russell























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

                             EXHIBIT 7 TO FORM T-1

                                                                       EXHIBIT 7

                      CONSOLIDATED REPORT OF CONDITION OF

                              THE BANK OF NEW YORK

                    OF ONE WALL STREET, NEW YORK, N.Y. 10286
                     AND FOREIGN AND DOMESTIC SUBSIDIARIES

A MEMBER OF THE FEDERAL RESERVE SYSTEM, AT THE CLOSE OF BUSINESS JUNE 30, 2004, PUBLISHED IN ACCORDANCE WITH A CALL MADE BY THE FEDERAL RESERVE BANK OF THIS DISTRICT PURSUANT TO THE PROVISIONS OF THE FEDERAL RESERVE ACT.

                                                                  DOLLAR AMOUNTS
ASSETS                                                              IN THOUSANDS
CASH AND BALANCES DUE FROM DEPOSITORY INSTITUTIONS:
NONINTEREST-BEARING BALANCES AND CURRENCY AND COIN............        $2,954,963
INTEREST-BEARING BALANCES.....................................        10,036,895
SECURITIES:
HELD-TO-MATURITY SECURITIES...................................         1,437,899
AVAILABLE-FOR-SALE SECURITIES.................................        20,505,806
FEDERAL FUNDS SOLD AND SECURITIES PURCHASED UNDER AGREEEMENTS
TO RESELL.....................................................
FEDERAL FUNDS SOLD IN DOMESTIC OFFICES........................         5,482,900
SECURITIES PURCHASED UNDER AGREEMENTS TO RESELL...............           838,105
LOANS AND LEASE FINANCING RECEIVABLES:
LOANS AND LEASES HELD FOR SALE................................            48,034
LOANS AND LEASES, NET OF UNEARNED INCOME......................        38,299,913
LESS: ALLOWANCE FOR LOAN AND LEASE LOSSES.....................           594,926
LOANS AND LEASES, NET OF UNEARNED INCOME AND ALLOWANCE........        37,704,987
TRADING ASSETS................................................         2,986,727
PREMISES AND FIXED ASSETS (INCLUDING CAPITALIZED LEASES)......           957,249
OTHER REAL ESTATE OWNED.......................................               374
INVESTMENTS IN UNCONSOLIDATED SUBSIDIARIES AND ASSOCIATED
COMPANIES.....................................................           246,280
CUSTOMERS' LIABILITY TO THIS BANK ON ACCEPTANCES OUTSTANDNG...           251,948
INTANGIBLE ASSETS.............................................
GOODWILL......................................................         2,699,812
OTHER INTANGIBLE ASSETS.......................................           755,311
OTHER ASSETS..................................................         7,629,093
                                                                     -----------
TOTAL ASSETS..................................................       $94,536,383
                                                                     ===========
LIABILITIES
DEPOSITS:
IN DOMESTIC OFFICES...........................................       $36,481,716
NONINTEREST-BEARING...........................................        15,636,690
INTEREST-BEARING..............................................        20,845,026
IN FOREIGN OFFICES, EDGE AND AGREEMENT SUBSIDIARIES, AND IBF'S        25,163,274
NONINTEREST-BEARING...........................................           413,981

                                       6


INTEREST-BEARING..............................................        24,749,293
FEDERAL FUNDS PURCHASED AND SECURITIES SOLD UNDER AGREEMENTS
TO REPURCHASE.................................................
FEDERAL FUNDS PURCHASED IN DOMESTIC OFFICES...................           898,340
SECURITIES SOLD UNDER AGREEMENTS TO REPURCHASE................           721,016
TRADING LIABILITIES...........................................         2,377,862
OTHER BORROWED MONEY:
(INCLUDES MORTGAGE INDEBTNESS AND OBLIGATIONS UNDER
CAPITALIZED LEASES)...........................................        10,475,320
NOT APPLICABLE
BANK'S LIABILITY ON ACCEPTANCES EXECUTED AND OUTSTANDING......           254,569
SUBORDINATED NOTES AND DEBENTURES.............................         2,422,807
OTHER LIABILITIES.............................................         7,321,226
                                                                     -----------
TOTAL LIABILITIES.............................................       $86,116,130
                                                                     ===========
MINORITY INTEREST IN CONSOLIDATED SUBSIDIARIES................           139,967

EQUITY CAPITAL
PERPETUAL PREFERRED STOCK AND RELATED SURPLUS.................                 0
COMMON STOCK..................................................         1,135,284
SURPLUS.......................................................         2,082,308
RETAINED EARNINGS.............................................         5,118,989
ACCUMULATED OTHER COMPREHENSIVE INCOME........................          (56,295)
OTHER EQUITY CAPITAL COMPONENTS...............................                 0
                                                                     -----------
TOTAL EQUITY CAPITAL..........................................         8,280,286
                                                                     -----------
TOTAL LIABILITIES, MINORITY INTEREST, AND EQUITY CAPITAL......       $94,536,383
                                                                     ===========


I, THOMAS J. MASTRO, SENIOR VICE PRESIDENT AND COMPTROLLER OF THE ABOVE-NAMED BANK DO HEREBY DECLARE THAT THIS REPORT OF CONDITION IS TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE AND BELIEF.

                                                               THOMAS J. MASTRO,
                                           SENIOR VICE PRESIDENT AND COMPTROLLER

WE, THE UNDERSIGNED DIRECTORS, ATTEST TO THE CORRECTNESS OF THIS STATEMENT OF RESOURCES AND LIABILITIES. WE DECLARE THAT IT HAS BEEN EXAMINED BY US, AND TO THE BEST OF OUR KNOWLEDGE AND BELIEF HAS BEEN PREPARED IN CONFORMANCE WITH THE INSTRUCTIONS AND IS TRUE AND CORRECT.

THOMAS A. RENYI         )
GERALD L. HASSELL       )  DIRECTORS
ALAN R. GRIFFITH        )


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